Exhibit 99.01

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP INFORMATION

	First Quarter 2007				Second Quarter 2007				Third Quarter 2007				Year-to-Date 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
(in millions, except per Common Share amounts)
Operating Earnings/(Loss)	$451	$22	$2	$475	$512	$20	$13	$544	($10)	$612	$4	$606	$953	$654	$18	$1,625
Provision for Income Taxes	$122	$6	$1	$128	$164	$7	—	$171	($37)	$220	$2	$184	$249	$233	$2	$483
Earnings/(Loss) from Continuing Operations	$291	$16	$1	$309	$316	$13	$13	$341	($5)	$392	$2	$390	$602	$421	$16	$1,039
Diluted EPS from Continuing Operations[1]	$0.71	$0.04	—	$0.75	$0.77	$0.03	$0.03	$0.83	($0.01)	$0.96	$0.01	$0.96	$1.47	$1.03	$0.04	$2.54

The sum of the components may not equal the total due to rounding.

1	The weighted average number of shares used in the non-GAAP calculation includes the dilutive potential common shares as there is income from continuing operations on a non-GAAP basis.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP INFORMATION

	First Quarter 2006				Second Quarter 2006				Third Quarter 2006				Fourth Quarter 2006				Total Year 2006
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
(in millions, except per Common Share amounts)
Operating Earnings	$366	$20	$2	$388	$457	$14	($3)	$469	$535	$13	$5	$553	$487	$33	$1	$521	$1,845	$81	$6	$1,931
Provision for Income Taxes	$108	$7	$1	$116	$145	$2	($1)	$146	$168	$4	$2	$174	$156	$10	—	$166	$577	$23	$2	$602
Earnings from Continuing Operations	$234	$13	$1	$248	$285	$12	($2)	$296	$340	$9	$3	$353	$304	$23	$1	$328	$1,163	$58	$4	$1,225
Diluted EPS from Continuing Operations	$0.54	$0.03	—	$0.58	$0.66	$0.03	—	$0.69	$0.80	$0.02	$0.01	$0.83	$0.72	$0.06	—	$0.78	$2.71	$0.14	$0.01	$2.86

The sum of the components may not equal the total due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP INFORMATION

	First Quarter 2005				Second Quarter 2005				Third Quarter 2005				Fourth Quarter 2005				Total Year 2005
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
(in millions, except per Common Share amounts)
Operating Earnings	$318	$26	$2	$346	$404	$32	$15	$451	$554	$41	$9	$604	$507	$42	$12	$561	$1,782	$141	$38	$1,962
Provision for Income Taxes	$100	$10	$1	$110	$121	$11	$6	$137	$174	$14	$3	$191	$203	$6	$4	$214	$597	$41	$14	$652
Earnings from Continuing Operations	$189	$16	$1	$207	$257	$21	$9	$288	$348	$27	$6	$381	$273	$36	$8	$317	$1,067	$100	$24	$1,192
Diluted EPS from Continuing Operations	$0.44	$0.04	—	$0.48	$0.59	$0.05	$0.02	$0.66	$0.80	$0.06	$0.01	$0.87	$0.63	$0.08	$0.02	$0.73	$2.45	$0.23	$0.06	$2.74

The sum of the components may not equal the total due to rounding.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Fiscal 2007
	Q1	Q2	Q3	YTD
(in millions, except per Common Share amounts)
Special Items
Restructuring charges	$(11.8)	$(10.0)	$(6.6)	$(28.4)
Merger-related costs	(1.9)	(9.1)	(2.9)	(14.0)
Litigation and other	(8.4)	(0.5)	(602.5)	(611.4)

Total special items	(22.1)	(19.6)	(612.0)	(653.8)
Tax benefit	5.8	7.1	219.7	232.7

Special items, net of tax	$(16.3)	$(12.5)	$(392.3)	$(421.1)

Decrease to diluted EPS from continuing operations	$(0.04)	$(0.03)	$(0.96)	$(1.03)

Impairment Charges and Other
Impairment charges and other	$(1.7)	$(12.6)	$(3.6)	$(17.9)
Tax benefit	0.6	0.1	1.2	1.8

Net impairment charges and other, net of tax	$(1.1)	$(12.5)	$(2.4)	$(16.1)

Decrease to diluted EPS from continuing operations	$—	$(0.03)	$(0.01)	$(0.04)

Weighted Average Number of Shares Outstanding
Weighted average number of diluted shares outstanding	413.0	410.6	394.6	409.5
Antidilutive effect due to loss from continuing operations	—	—	10.5	—

Weighted average number of diluted shares outstanding for non-GAAP calculations	413.0	410.6	405.1	409.5

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Fiscal 2006
	Q1	Q2	Q3	Q4	Total Year
(in millions, except per Common Share amounts)
Special Items
Restructuring charges	$(7.5)	$(9.3)	$(11.2)	$(19.6)	$(47.6)
Merger-related costs	(6.9)	(5.9)	(7.2)	(5.4)	(25.4)
Litigation and other	(5.7)	0.9	5.1	(7.8)	(7.5)

Total special items	(20.1)	(14.3)	(13.3)	(32.8)	(80.5)
Tax benefit	7.4	1.6	3.9	9.8	22.6

Special items, net of tax	$(12.7)	$(12.7)	$(9.4)	$(23.0)	$(57.9)

Decrease to diluted EPS from continuing operations	$(0.03)	$(0.03)	$(0.02)	$(0.06)	$(0.14)

Impairment Charges and Other
Impairment charges and other	$(2.0)	$2.6	$(5.2)	$(1.2)	$(5.8)
Tax benefit/(expense)	0.7	(0.8)	1.7	0.4	2.0

Net impairment charges and other, net of tax	$(1.3)	$1.8	$(3.5)	$(0.8)	$(3.8)

Decrease to diluted EPS from continuing operations	$—	$—	$(0.01)	$—	$(0.01)

Non-Recurring and Other Items[1]
Total non-recurring	$—	$—	$—	$—	$—
Vendor credit adjustment	(31.8)	3.5	2.4	—	(25.9)

Total non-recurring and other items	(31.8)	3.5	2.4	—	(25.9)
Tax benefit/(expense)	10.3	(1.1)	(0.8)	—	8.4

Total non-recurring and other items, net of tax	$(21.5)	$2.4	$1.6	$—	$(17.5)

Decrease to diluted EPS from continuing operations	$(0.05)	$0.01	$0.01	$—	$(0.04)

Weighted Average Number of Diluted Shares Outstanding	431.4	431.9	427.5	421.7	428.5

[1]	Non-recurring and other items are items that were identified in fiscal 2005 and 2006 as unique items or related to prior periods. The company ceased using this category beginning with fiscal 2007.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Fiscal 2005
	Q1	Q2	Q3	Q4	Total Year
(in millions, except per Common Share amounts)
Special Items
Restructuring charges	$(2.1)	$(34.1)	$(24.3)	$(19.8)	$(80.3)
Merger-related costs	(16.4)	(9.8)	(9.5)	(12.6)	(48.3)
Litigation and other	(7.5)	11.5	(7.1)	(9.8)	(12.9)

Total special items	(26.0)	(32.4)	(40.9)	(42.2)	(141.5)
Tax benefit	9.7	11.4	14.0	5.8	40.8

Special items, net of tax	$(16.3)	$(21.0)	$(26.9)	$(36.4)	$(100.7)

Decrease to diluted EPS from continuing operations	$(0.04)	$(0.05)	$(0.06)	$(0.08)	$(0.23)

Impairment Charges and Other
Impairment charges and other	$(1.8)	$(15.2)	$(9.2)	$(12.1)	$(38.3)
Tax benefit	0.7	5.6	3.4	4.5	14.2

Net impairment charges and other, net of tax	$(1.1)	$(9.6)	$(5.8)	$(7.6)	$(24.1)

Decrease to diluted EPS from continuing operations	$—	$(0.02)	$(0.01)	$(0.02)	$(0.06)

Non-Recurring and Other Items[1]
Alaris inventory adjustment	$(20.2)	$(3.4)	$—	$—	$(23.6)
Latex litigation	(16.4)	—	—	(11.8)	(28.2)
Inventory adjustment – SKU rationalization	—	—	(7.2)	(0.6)	(7.8)

Total non-recurring	(36.6)	(3.4)	(7.2)	(12.4)	(59.6)
Vendor credit adjustment	—	—	—	—	—

Total non-recurring and other items	(36.6)	(3.4)	(7.2)	(12.4)	(59.6)
Tax benefit of non-recurring and other items	12.2	1.1	2.3	4.4	20.0
HIA repatriation tax provision	—	—	—	(26.3)	(26.3)

Total non-recurring and other items, net of tax	$(24.4)	$(2.3)	$(4.9)	$(34.3)	$(65.9)

Decrease to diluted EPS from continuing operations	$(0.06)	$(0.01)	$(0.01)	$(0.08)	$(0.15)

Weighted Average Number of Diluted Shares Outstanding	434.7	437.1	437.8	432.4	435.7

[1]	Non-recurring and other items are items that were identified in fiscal 2005 and 2006 as unique items or related to prior periods. The company ceased using this category beginning with fiscal 2007.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Diluted EPS from Continuing Operations: earnings/(loss) from continuing operations divided by diluted weighted average shares outstanding

NON-GAAP

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings/(loss) from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Operating Earnings: operating earnings/(loss) excluding special items and impairment charges and other